Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT

I, James A. Lawrence, Chief Financial Officer of General Mills, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)	the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended February 22, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or
78o(d)); and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 6, 2004

/s/   James A. Lawrence

James A. Lawrence
Chief Financial Officer

26